Accrued Liabilities and Other Payables (Details) In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2011 Restricted Stock Units (RSU) CNY	Dec. 31, 2010 Restricted Stock Units (RSU) CNY	Dec. 31, 2011 Employee Stock Options CNY	Dec. 31, 2010 Employee Stock Options CNY
Accrued liabilities
RSU and option proceeds payable to employees				39,733	27,154	12,058	10,570
Customer deposits on Wangyibao accounts		267,372	142,307
Accrued fixed assets related payables		35,663	96,248
Payable related to Guangzhou building			44,360
Marketing expenses		57,937	40,277
Server custody fees and telecommunication charges		27,136	27,864
Professional fees		9,108	9,382
Accrued revenue sharing		10,014	8,936
Content fees		5,609	5,925
Game card production costs		3,206	4,033
Others		30,284	35,356
Total accrued liabilities and other payables	$ 79,143	498,120	452,412